UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36812 (Commission File Number)	46-5087339 (IRS Employer Identification No.)
2450 Holcombe Blvd., Suite X, Houston, Texas 77021
(Address of principal executive offices, with zip code)

(832) 834-6992
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this     chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
On February 17, 2021, Salarius Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it has completed the dose-escalation stage and established the recommended Phase 2 dose for its ongoing Phase 1/2 clinical trial in relapsed/refractory Ewing sarcoma. The full text of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number    Description
99.1    Press Release dated February 17, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2021

SALARIUS PHARMACEUTICALS, INC.

By:     /s/ Mark J. Rosenblum
Mark J. Rosenblum
Executive Vice President and
Chief Financial Officer